UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MARCH 31, 2010

Annual Report to Shareholders

DWS Alternative Asset Allocation Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

19 Financial Statements

23 Financial Highlights

27 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Tax Information

40 Summary of Management Fee Evaluation by Independent Fee Consultant

45 Board Members and Officers

50 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2010

Average Annual Total Returns as of 3/31/10
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	34.30%	-0.75%
Class C	33.17%	-1.63%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	26.58%	-2.92%
Class C (max 1.00% CDSC)	33.17%	-1.63%
No Sales Charges
Class S	34.56%	-0.62%
Institutional Class	34.41%	-0.66%
MSCI World Index+	52.37%	-7.48%
Barclays Capital US Aggregate Bond Index+	7.69%	6.81%
S&P 500® Index+	49.77%	-5.72%
Blended Index +	37.76%	-2.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2009 are 2.29%, 3.06%, 2.11% and 1.90% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Alternative Asset Allocation Plus Fund — Class A [] MSCI World Index+ [] Barclays Capital US Aggregate Bond Index+ [] S&P 500 Index+ [] Blended Index +

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. Index returns began on July 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 3/31/10	$ 8.71	$ 8.68	$ 8.66	$ 8.65
3/31/09	$ 6.72	$ 6.69	$ 6.69	$ 6.69
Distribution Information: Twelve Months as of 3/31/10: Income Dividends	$ .29	$ .21	$ .32	$ .32
Lipper Rankings — Global Flexible Portfolio Funds Category as of 3/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	71	of	163	44
Class C 1-Year	74	of	163	46
Class S 1-Year	69	of	163	43
Institutional Class 1-Year	70	of	163	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2009 to March 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,061.20	$ 1,057.00	$ 1,062.90	$ 1,061.60
Expenses Paid per $1,000*	$ 2.42	$ 6.26	$ 1.13	$ 1.13
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/10	$ 1,022.59	$ 1,018.85	$ 1,023.83	$ 1,023.83
Expenses Paid per $1,000*	$ 2.37	$ 6.14	$ 1.11	$ 1.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class C	Class S	Institutional Class
DWS Alternative Asset Allocation Plus Fund	.47%	1.22%	.22%	.22%
** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Alternative Asset Allocation Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Alternative Asset Allocation Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang
Inna Okounkova
Thomas Picciochi

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Alternative Asset Allocation Plus Fund invests in DWS mutual funds, plus exchange-traded funds (ETFs) and employs a global tactical asset allocation overlay strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), that together provide extensive exposure to alternative asset classes.1,2 We believe this bundled approach can help dampen volatility and enhance portfolio diversification over time. Of course, diversification neither assures a profit nor guarantees against loss.

An environment of improving economic growth and positive investor sentiment helped the majority of the alternative asset classes produce a gain during the past 12 months. Although the global economy is certainly not out of the woods, investors have been encouraged by the stabilization that has occurred since the depths of the financial crisis in late 2008. Risk appetites increased accordingly, sparking a steady flow of cash into the financial markets from more conservative, low-yielding fixed-income investments. The result was strong performance for many of the asset classes in which the fund invests, such as real estate securities, gold- and commodity-related stocks, global infrastructure, and the emerging markets.

With this as the backdrop, the Class A shares of the fund generated a return 34.30% during the past 12 months, while the fund's blended benchmark — consisting of 70% in the MSCI World Index and 30% in the Barclays Capital US Aggregate Bond Index — gained 37.76%.3

While the fund produced a robust absolute return, it lagged the 49.77% return of the broader US equity market, as measured by the Standard & Poor's 500® (S&P 500) Index.4 The primary cause of the fund's shortfall versus the US stock benchmark was its allocation to fixed-income and market-neutral investments. It is important to keep in mind, however, that both of these segments remain critical in helping us achieve the maximum level of diversification. Additionally, the fund's average annualized total return from its commencement of operations on July 31, 2007 is -0.75%, which has outpaced both the -2.56% return of its blended benchmark and the -5.72% result for the S&P 500 Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

1 Our iGAP strategy is designed to exploit market inefficiencies across four major asset classes: global equities, global bonds, commodities and currencies. This strategy utilizes long and short positions on more than 30 uncorrelated views of these asset classes, which helps produce returns that are independent of market direction.
2 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
3 The benchmark is a blend with 70% in the MSCI World Index, which measures stock markets around the world, including North America, Europe, Australia and Asia; and 30% in the Barclays Capital US Aggregate Bond Index, which represents securities that are US domestic, taxable and/or dollar-denominated and covers the US investment- grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Positive Contributions to Performance

We define the alternative allocations in terms of three segments: absolute return, real return and non-traditional.

The largest contribution to the fund's return came from the real return allocation, which holds investments that should outpace the rate of inflation over time. Here, we benefited from the positive return of DWS RREEF Global Real Estate Securities Fund, which rebounded strongly off of its extremely depressed level of a year ago. At that time, real estate-related shares were under heavy selling pressure from frightened investors, which set the stage for a substantial rally once market sentiment began to improve.

The non-traditional allocation also performed well due to its position in DWS Emerging Markets Fixed Income Fund. The developing nations, whose economies continue to be tied to export volumes, benefited greatly from the improvement in the outlook for global growth. This fundamental improvement was reflected in falling yields — and rising prices — for emerging-markets debt. The end of the recession also benefited DWS Enhanced Commodity Strategy Fund by sparking higher demand for energy and industrial metals.

The real return segment was also home to the fund's biggest winner on the fixed-income side, DWS Floating Rate Plus Fund. The fund invests in loans that are extended from banks to corporate borrowers and subsequently sold to investors in the secondary market. As such, it is sensitive to corporations' ability to meet their interest and principal payments. In an environment characterized by accelerating growth, rapidly strengthening earnings and increasing cash on corporate balance sheets, this asset class performed particularly well.

The fund's non-traditional allocation holds investments that provide diversification but that may not yet be held in traditional portfolios. Our leading performer here was DWS Emerging Markets Equity Fund, which was helped by the same set of factors that boosted the return of emerging-market debt. We also saw gains from two ETFs: iShares MSCI EAFE Small Cap Index Fund and WisdomTree Emerging Markets SmallCap Dividend Fund.5 Both benefited from an environment in which investors gravitated to higher-risk areas of the market. Our fourth holding in this segment, SPDR Barclays Capital International Treasury Bond ETF, delivered a double-digit return but gave back some ground late in the year on concerns about the rising debt levels of governments in the developed world.6

5 The iShares MSCI EAFE Small Cap Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, as represented by the MSCI EAFE Small Cap Index. The WisdomTree Emerging Markets SmallCap Dividend Fund seeks investment results that correspond to the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.
6 The SPDR Barclays Capital International Treasury Bond ETF tracks the Lehman Brothers Global Treasury Ex-US Capped index. The international bond ETF invests at least 80% of securities that are in the underlying index as well as derivatives such as swaps and options. Some of the regions represented in the bond ETF are Japan, Germany, France, Italy and Greece.

Negative Contributions to Performance

The fund's absolute return segment, seeks to generate positive returns independent of market direction. While this portion of the portfolio is critical to the fund's overall diversification, its position in DWS Disciplined Market Neutral Fund — which takes offsetting long and short positions in the US equity market — typically underperforms when stocks perform as well as they did during the past year. Still, this fund achieved its objective of delivering a positive absolute return.

The absolute return segment also incorporates iGAP. The impact of DWS Disciplined Market Neutral Fund was offset to some extent by positive returns from iGAP. The iGAP strategy aided the fund's performance via strong performance in the currency segment of its portfolio.

Portfolio Allocation as of 3/31/10

[] 56% Real return

15% DWS RREEF Global Real Estate Securities

13% DWS Enhanced Commodity Strategy

13% DWS Global Inflation Plus

5% DWS Floating Rate Plus

5% DWS Gold & Precious Metals

5% DWS RREEF Global Infrastructure

[] 24% Non-traditional

12% DWS Emerging Markets Fixed Income

9% DWS Emerging Markets Equity

1% iShares MSCI EAFE Small Cap Index

1% SPDR Barclays Capital International Treasury Bond

1% WisdomTree Emerging Markets SmallCap Dividend

[] 18% Absolute return

18% DWS Disciplined Market Neutral

[] 2% Cash equivalents

1% Central Cash Management Fund

1% US Treasury Bills

Absolute return investments seek to generate positive returns independent of market direction. Real return investments seek to outpace the rate of inflation over time. Non-traditional investments seek to provide diversification but may not be held in traditional portfolios.

Outlook and Fund Positioning

We believe the fund's various investments provide exposure to the full range of crosscutting trends in the global economy. From time to time, we will tilt the fund in order to favor one or more of these trends. Currently, we are looking to capitalize on an uptick in inflation this year or next. The massive fiscal stimulus efforts by global governments have resulted in an increased money supply, which typically results in inflation. While this issue does not appear to be on most investors' radar screens at present, we believe the time to position a portfolio for inflation is before it emerges, not after. We are also positioning the fund to capitalize on a weaker US dollar. Although the greenback has rallied in recent months, we believe nondollar exposure achieves two objectives: hedging against rising US government debt and helping investors diversify away from their domestic-focused investments. This thinking formed the basis for our decision to increase our weighting in DWS Enhanced Commodity Strategy Fund during the third quarter of 2009.

We remain diligent in our search for additional asset classes that we can incorporate into the portfolio. When we opened this fund in 2007, it was diversified among eight different investments (excluding Government & Agency Obligations). Today, that number stands at 12 (excluding cash and Government & Agency Obligations). Three of the newer holdings were added following the portfolio rebalancing we conducted in the autumn of last year. At that time, we began utilizing exchange-traded funds to gain broad exposure to international small-cap equities and international government bonds. We achieved this through three investments we mentioned previously: iShares MSCI EAFE Small Cap Index Fund, SPDR Barclays Capital International Treasury Bond ETF, and WisdomTree Emerging Markets SmallCap Dividend Fund. We believe the growing number of investments in the fund is helping us achieve our goal of providing our investors with the highest level of diversification.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	3/31/10	3/31/09

Fixed Income — Money Market Fund	2%	2%
Fixed Income — Bond Funds	30%	29%
Equity — Equity Funds	64%	68%
Equity — Exchange-Traded Funds	2%	—
Fixed Income — Exchange-Traded Funds	1%	—
Fixed Income — Government & Agency Obligations	1%	1%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2010

	Shares	Value ($)

Equity — Equity Funds 63.7%
DWS Disciplined Market Neutral Fund "Institutional"	10,700,717	99,195,650
DWS Emerging Markets Equity Fund "Institutional"	2,751,151	47,264,770
DWS Enhanced Commodity Strategy Fund "Institutional"	18,590,454	68,598,777
DWS Gold & Precious Metals Fund "Institutional"	1,386,034	26,431,666
DWS RREEF Global Infrastructure Fund "Institutional"	3,016,317	26,151,470
DWS RREEF Global Real Estate Securities Fund "Institutional"	11,276,728	78,034,958
Total Equity — Equity Funds (Cost $342,202,049)		345,677,291

Exchange-Traded Funds 2.9%
iShares MSCI EAFE Small Cap Index Fund	210,116	7,858,338
SPDR Barclays Capital International Treasury Bond	94,160	5,269,194
WisdomTree Emerging Markets SmallCap Dividend Fund	58,755	2,626,936
Total Exchange-Traded Funds (Cost $14,683,808)		15,754,468

Fixed Income — Bond Funds 30.1%
DWS Emerging Markets Fixed Income Fund "Institutional"	5,986,709	62,980,178
DWS Floating Rate Plus Fund "Institutional"	2,827,578	26,239,926
DWS Global Inflation Plus Fund "Institutional"	7,512,380	73,846,691
Total Fixed Income — Bond Funds (Cost $159,166,459)		163,066,795

Fixed Income — Money Market Fund 1.4%
Central Cash Management Fund (Cost $7,801,563)	7,801,563	7,801,563
	Principal Amount ($)	Value ($)

Fixed Income — Government & Agency Obligation 1.1%
US Treasury Obligation
US Treasury Bill, 0.22% *, 9/16/2010 (a) (Cost $5,677,165)	5,683,000	5,677,033
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $529,531,044)+	99.2	537,977,150
Other Assets and Liabilities, Net	0.8	4,580,515
Net Assets	100.0	542,557,665
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $591,331,704. At March 31, 2010, net unrealized depreciation for all securities based on tax cost was $53,354,554. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,261,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,616,106.
(a) At March 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures.

At March 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2010	49	5,668,301	(35,406)
10 Year Japanese Government Bond	JPY	6/10/2010	27	39,918,066	(305,487)
CAC 40 Index	EUR	4/16/2010	99	5,310,467	41,309
DJ Euro Stoxx 50 Index	EUR	6/18/2010	252	9,703,775	102,960
Federal Republic of Germany Euro-Bund	EUR	6/8/2010	49	8,163,534	50,298
FTSE 100 Index	GBP	6/18/2010	94	8,003,093	83,091
IBEX 35 Index	EUR	4/16/2010	8	1,171,446	(10,211)
NASDAQ 100 E-Mini Index	USD	6/18/2010	98	3,833,270	75,803
TOPIX Index	JPY	6/11/2010	18	1,882,019	111,670
United Kingdom Long Gilt Bond	GBP	6/28/2010	146	25,423,420	90,109
Total net unrealized appreciation					204,136

At March 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2010	116	10,816,690	183,652
10 Year US Treasury Note	USD	6/21/2010	191	22,203,750	167,251
2 Year US Treasury Note	USD	6/30/2010	10	2,169,531	4,199
5 Year US Treasury Note	USD	6/30/2010	22	2,526,563	20,753
AEX Index	EUR	4/16/2010	24	2,220,469	(47,327)
ASX SPI 200 Index	AUD	6/17/2010	22	2,462,468	(25,235)
DAX Index	EUR	6/18/2010	16	3,318,008	(102,379)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2010	225	33,041,131	(47,104)
FTSE MIB Index	EUR	6/18/2010	11	1,663,259	(21,543)
Hang Seng Index	HKD	4/29/2010	17	2,324,178	(59,446)
S&P 500 E-Mini Index	USD	6/18/2010	239	13,924,140	(233,623)
S&P TSE 60 Index	CAD	6/18/2010	15	2,077,980	(7,087)
Total net unrealized depreciation					(167,889)

At March 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	565,831	CHF	603,000	4/22/2010	6,952	Barclays Bank PLC
JPY	931,360,000	USD	10,350,169	4/22/2010	377,521	HSBC Bank USA
USD	17,898,797	AUD	19,748,000	4/22/2010	172,662	The Goldman Sachs & Co.
USD	2,763,436	NZD	3,952,000	4/22/2010	38,106	Barclays Bank PLC
USD	2,760,011	SEK	19,994,000	4/22/2010	15,388	Barclays Bank PLC
USD	6,110,090	NOK	36,553,000	4/22/2010	38,154	UBS AG
Total unrealized appreciation					648,783
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	7,293,000	USD	7,139,256	4/22/2010	(41,367)	Credit Suisse
GBP	6,110,000	USD	9,157,240	4/22/2010	(118,388)	Credit Suisse
EUR	13,595,000	USD	18,348,247	4/22/2010	(39,196)	Bank of New York Mellon Corp.
Total unrealized depreciation					(198,951)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Funds	$ 345,677,291	$ —	$ —	$ 345,677,291
Exchange-Traded Funds	15,754,468	—	—	15,754,468
Bond Funds	163,066,795	—	—	163,066,795
Money Market Fund	7,801,563	—	—	7,801,563
Government & Agency Obligation	—	5,677,033	—	5,677,033
Derivatives (b)	36,247	648,783	—	685,030
Total	$ 532,336,364	$ 6,325,816	$ —	$ 538,662,180
Liabilities
Derivatives (b)	$ —	$ (198,951)	$ —	$ (198,951)
Total	$ —	$ (198,951)	$ —	$ (198,951)
(b) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2010
Assets
Investments: Investments in securities, at value (cost $5,677,165)	$ 5,677,033
Investments in Underlying Affiliated Funds, at value (cost $509,170,071)	516,545,649
Investments in Underlying Non-Affiliated Funds, at value (cost $14,683,808)	15,754,468
Total investments, at value (cost $529,531,044)	537,977,150
Cash	4,776
Deposit with broker for open futures contracts, at value (cost $2,628,919)	2,619,623
Receivable for investments sold	3,595,402
Receivable for Fund shares sold	5,135,507
Interest receivable	1,851
Dividends receivable	24,882
Unrealized appreciation on open forward foreign currency exchange contracts	648,783
Due from Advisor	91,815
Other assets	35,351
Total assets	550,135,140
Liabilities
Payable for investments purchased	5,440,335
Payable for Fund shares redeemed	1,470,491
Payable for variation margin on open futures contracts	33,203
Unrealized depreciation on open forward foreign currency exchange contracts	198,951
Accrued expenses and payables	434,495
Total liabilities	7,577,475
Net assets, at value	$ 542,557,665
Net Assets Consist of
Undistributed net investment income	3,943,160
Net unrealized appreciation (depreciation) on: Investments	8,446,106
Futures	36,247
Foreign currency	440,535
Accumulated net realized gain (loss)	(104,616,273)
Paid-in capital	634,307,890
Net assets, at value	$ 542,557,665

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($221,040,431 ÷ 25,383,100 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.71
Maximum offering price per share (100 ÷ 94.25 of $8.71)	$ 9.24

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($137,690,255 ÷ 15,863,688 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.68
Class S Net Asset Value, offering and redemption price per share ($169,722,185 ÷ 19,605,873 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.66
Institutional Class Net Asset Value, offering and redemption price per share ($14,104,794 ÷ 1,629,808 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2010
Investment Income
Income distributions from Underlying Affiliated Funds	$ 12,710,318
Income distributions — Affiliated cash management vehicles	25,807
Dividends	149,080
Interest	7,761
Total income	12,892,966
Expenses: Management fee	887,030
Administration fee	443,515
Distribution and service fees	1,573,620
Services to shareholders	974,496
Custodian fee	9,083
Professional fees	105,895
Trustees' fees and expenses	13,623
Reports to shareholders	118,259
Registration fee	141,452
Other	61,425
Total expenses before expense reductions	4,328,398
Expense reductions	(1,762,176)
Total expenses after expense reductions	2,566,222
Net investment income	10,326,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Underlying Affiliated Funds	(54,890,898)
Sale of Underlying Non-Affiliated Funds and securities	43,394
Capital gain distributions from Underlying Affiliated Funds	955,459
Futures	(351,154)
Foreign currency	4,536,316
(49,706,883)
Change in net unrealized appreciation (depreciation) on: Investments	155,689,768
Futures	(13,585)
Foreign currency	73,787
155,749,970
Net gain (loss)	106,043,087
Net increase (decrease) in net assets resulting from operations	$ 116,369,831

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2010	2009
Operations: Net investment income	$ 10,326,744	$ 5,739,762
Net realized gain (loss)	(49,706,883)	(32,599,687)
Change in net unrealized appreciation (depreciation)	155,749,970	(144,257,019)
Net increase (decrease) in net assets resulting from operations	116,369,831	(171,116,944)
Distributions to shareholders from: Net investment income: Class A	(6,527,546)	(7,079,649)
Class C	(3,051,660)	(4,245,146)
Class S	(5,532,395)	(6,589,015)
Institutional Class	(415,545)	(302,301)
Net realized gains: Class A	—	(828,415)
Class C	—	(513,013)
Class S	—	(682,383)
Institutional Class	—	(28,918)
Total distributions	(15,527,146)	(20,268,840)
Fund share transactions: Proceeds from shares sold	256,944,161	463,844,977
Reinvestment of distributions	13,038,089	16,313,453
Cost of shares redeemed	(145,302,464)	(192,792,548)
Net increase (decrease) in net assets from Fund share transactions	124,679,786	287,365,882
Increase (decrease) in net assets	225,522,471	95,980,098
Net assets at beginning of period	317,035,194	221,055,096
Net assets at end of period (including undistributed net investment income of $3,943,160 and $3,898,769, respectively)	$ 542,557,665	$ 317,035,194

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.72	$ 10.21	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20	.14	.19
Net realized and unrealized gain (loss)	2.08	(3.20)	.27
Total from investment operations	2.28	(3.06)	.46
Less distributions from: Net investment income	(.29)	(.38)	(.25)
Net realized gain	—	(.05)	—
Total distributions	(.29)	(.43)	(.25)
Redemption fees	—	—	.00***
Net asset value, end of period	$ 8.71	$ 6.72	$ 10.21
Total Return (%)[c,d,e]	34.30	(30.21)	4.57**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	128	102
Ratio of expenses before expense reductions (%)[f]	.83	.89	.97*
Ratio of expenses after expense reductions (%)[f]	.47	.49	.47*
Ratio of net investment income (%)	2.44	1.63	2.78*
Portfolio turnover rate (%)	18	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.69	$ 10.15	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14	.07	.14
Net realized and unrealized gain (loss)	2.06	(3.16)	.22
Total from investment operations	2.20	(3.09)	.36
Less distributions from: Net investment income	(.21)	(.32)	(.21)
Net realized gain	—	(.05)	—
Total distributions	(.21)	(.37)	(.21)
Redemption fees	—	—	.00***
Net asset value, end of period	$ 8.68	$ 6.69	$ 10.15
Total Return (%)[c,d,e]	33.17	(30.65)	3.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	87	55
Ratio of expenses before expense reductions (%)[f]	1.56	1.66	1.83*
Ratio of expenses after expense reductions (%)[f]	1.22	1.24	1.22*
Ratio of net investment income (%)	1.69	.88	2.03*
Portfolio turnover rate (%)	18	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[f] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended March 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.69	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.22	.16	.20
Net realized and unrealized gain (loss)	2.07	(3.18)	.24
Total from investment operations	2.29	(3.02)	.44
Less distributions from: Net investment income	(.32)	(.42)	(.26)
Net realized gain	—	(.05)	—
Total distributions	(.32)	(.47)	(.26)
Redemption fees	—	—	.00***
Net asset value, end of period	$ 8.66	$ 6.69	$ 10.18
Total Return (%)[c,d]	34.56	(29.97)	4.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170	97	64
Ratio of expenses before expense reductions (%)[e]	.71	.71	.84*
Ratio of expenses after expense reductions (%)[e]	.22	.24	.23*
Ratio of net investment income (%)	2.69	1.88	3.02*
Portfolio turnover rate (%)	18	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.69	$ 10.18	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.22	.16	.20
Net realized and unrealized gain (loss)	2.06	(3.18)	.24
Total from investment operations	2.28	(3.02)	.44
Less distributions from: Net investment income	(.32)	(.42)	(.26)
Net realized gain	—	(.05)	—
Total distributions	(.32)	(.47)	(.26)
Redemption fees	—	—	.00***
Net asset value, end of period	$ 8.65	$ 6.69	$ 10.18
Total Return (%)[c,d]	34.41	(29.97)	4.38**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	5.3
Ratio of expenses before expense reductions (%)[e]	.46	.50	.91*
Ratio of expenses after expense reductions (%)[e]	.22	.24	.23*
Ratio of net investment income (%)	2.69	1.88	3.02*
Portfolio turnover rate (%)	18	42	0**
[a] For the period from July 31, 2007 (commencement of operations) to March 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
[e] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in a combination of other affiliated DWS funds (the "Underlying DWS Funds"), certain other securities and derivative investments. The Fund may also invest in Exchange-Traded Funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as ("Underlying Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global equity, bonds and commodities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond, commodity and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $87,190,000 to $280,310,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of March 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2010, the Fund invested in forward foreign currency exchange contracts with total contract values generally indicative of a range from approximately $22,552,000 to $75,093,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 648,783

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (198,951)	$ —	$ (198,951)
Equity Contracts (b)	—	(92,018)	(92,018)
Interest Rate Contracts (b)	—	128,265	128,265
	$ (198,951)	$ 36,247	$ (162,704)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on open futures contracts. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 4,534,139	$ —	$ 4,534,139
Commodity Contracts (b)	—	(109,982)	(109,982)
Equity Contracts (b)	—	(782,302)	(782,302)
Interest Rate Contracts (b)	—	541,130	541,130
	$ 4,534,139	$ (351,154)	$ 4,182,985

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 74,036	$ —	$ 74,036
Equity Contracts (b)	—	191,930	191,930
Interest Rate Contracts (b)	—	(205,515)	(205,515)
	$ 74,036	$ (13,585)	$ 60,451

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At March 31, 2010, the Fund had a net basis capital loss carryforward of approximately $42,608,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($7,127,000) and March 31, 2018 ($35,481,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,393,471
Capital loss carryforwards	$ (42,608,000)
Net unrealized appreciation (depreciation) on investments	$ (53,354,554)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2010	2009
Distributions from ordinary income*	$ 15,527,146	$ 18,638,935
Distributions from long-term capital gains	$ —	$ 1,629,905
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Mutual Funds

During the year ended March 31, 2010, purchases and sales of mutual funds (excluding short-term investments and Central Cash Management Fund) aggregated $194,898,096 and $76,413,415, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm unaffiliated with the Advisor known as QS Investors, LLC ("QS Investors") (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and the Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement. This action was taken pursuant to an order the Fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the Fund's Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the Fund's assets without the need for a shareholder meeting or vote. The Sub-Advisory Agreement is expected to become effective upon the effective date of the Separation. As a subadvisor to the Fund, QS Investors will render strategic asset allocation services and manages the portion of assets allocated to the Fund's iGAP strategy. Pursuant to the Sub-Advisory Agreement, QS Investors is paid for its services by the Advisor from its fees as investment advisor to the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At March 31, 2010, the Fund held the following Underlyling DWS Funds' outstanding shares: approximately 42% of DWS Global Inflation Plus Fund, 35% of DWS Disciplined Market Neutral Fund, 26% of DWS RREEF Global Infrastructure Fund, 23% of DWS Emerging Markets Fixed Income Fund, 20% of DWS Enhanced Commodity Strategy Fund, 19% of DWS Emerging Markets Equity Fund, 10% of DWS RREEF Global Real Estate Securities Fund and 8% of DWS Floating Rate Plus Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from April 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.46%
Class C	1.21%
Class S	.21%
Institutional Class	.21%

Accordingly, for the year ended March 31, 2010, the fee pursuant to the Investment Management Agreement aggregated $887,030, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2010, the Advisor reimbursed $284,250 and $680 of sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2010, the Administration Fee was $443,515, of which $1,652 was waived and $43,477 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended March 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 227,428	$ 227,428
Class C	128,029	128,029
Class S	122,272	122,272
Institutional Class	3,418	3,418
	$ 481,147	$ 481,147

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2010, the Distribution Fee charged to Class C shares by DIDI was $867,007, of which $86,165 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2010	Annual Effective Rate
Class A	$ 422,192	$ 67,389	$ 30,250.20%
Class C	284,421	40,028	25,632.21%
	$ 706,613	$ 107,417	$ 55,882

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2010, aggregated $8,977.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2010, the CDSC for the Fund's Class C was $18,786. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2010, DIDI received $3,406 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,337, of which $5,360 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United
States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Effective April 1, 2010, the Fund is no longer a participant in the revolving credit facility.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,889,181	$ 105,966,008	17,453,112	$ 164,270,379
Class C	5,597,770	45,849,608	10,585,428	101,363,063
Class S	12,053,905	97,558,300	20,111,240	189,171,986
Institutional Class	926,111	7,570,245	897,543	9,039,549
		$ 256,944,161		$ 463,844,977
Shares issued to shareholders in reinvestment of distributions
Class A	727,579	$ 5,969,014	948,908	$ 6,841,626
Class C	310,331	2,519,329	509,599	3,660,310
Class S	512,609	4,182,681	760,199	5,504,130
Institutional Class	44,663	367,065	42,385	307,387
		$ 13,038,089		$ 16,313,453
Shares redeemed
Class A	(7,229,140)	$ (59,016,766)	(9,405,951)	$ (70,920,916)
Class C	(3,013,062)	(24,462,088)	(3,526,871)	(26,066,237)
Class S	(7,508,388)	(60,774,040)	(12,593,381)	(94,445,631)
Institutional Class	(129,637)	(1,049,570)	(178,622)	(1,359,764)
		$ (145,302,464)		$ (192,792,548)
Net increase (decrease)
Class A	6,387,620	$ 52,918,256	8,996,069	$ 100,191,089
Class C	2,895,039	23,906,849	7,568,156	78,957,136
Class S	5,058,126	40,966,941	8,278,058	100,230,485
Institutional Class	841,137	6,887,740	761,306	7,987,172
		$ 124,679,786		$ 287,365,882

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and the Shareholders of DWS Alternative Asset Allocation Plus Fund:

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation Plus Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), including the investment portfolio, as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Plus Fund at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 26, 2010

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $15,196,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Interested Board Member and Officer[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1,5]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke[7] (1967) Board Member since 2010 Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
58
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Assistant Secretary, 1997-present Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[9,11] (1951) Chief Legal Officer, 2006-April 2010	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.
11 Effective April 23, 2010, J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2010, DWS Alternative Asset Allocation Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ALTERNATIVE ASSET ALLOCATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$47,003	$0	$8,814	$0
2009	$47,204	$0	$6,437	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$195,930	$0
2009	$0	$524,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$8,814	$195,930	$625,859	$830,603
2009	$6,437	$524,500	$1,248,247	$1,779,184

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 1, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 1, 2010